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                                                                  Exhibit 99.1

ALADDIN SYSTEMS HOLDINGS, INC.

Form 10-KSB
For the fiscal year ended December 31, 2002


          CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
       OFFICER PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002


         I, Jonathan Kahn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Aladdin Systems Holdings, Inc. on Form 10-KSB for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Aladdin Systems Holdings, Inc. on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Aladdin Systems Holdings, Inc.



                                         By:         /s/ Jonathan Kahn
                                                     --------------------
                                         Name:       Jonathan Kahn
                                         Title:      Chief Executive Officer
                                         Date:       March 17, 2003



         I, Alexandra Gonzalez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Aladdin Systems Holdings, Inc. on Form 10-KSB for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Aladdin Systems Holdings, Inc. on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Aladdin Systems Holdings, Inc



                                         By:         /s/ Jonathan Kahn

                                          By:        /s/ Alexandra Gonzalez
                                                     ---------------------
                                         Name:       Alexandra Gonzalez
                                         Title:      Chief Financial Officer
                                         Date:       March 17, 2003





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